                                                                 Exhibit 24.1


                               POWER OF ATTORNEY

                                 PNC Bank Corp.
             Trust Preferred Securities Shelf Registration Statement


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Mark J. Rotella, Kevin R. Glass, John F. Fulgoney and Steven L. Kaplan or any one of them, severally, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of preferred interests ("PTIs") in a trust formed by the Corporation, and guarantees of the Corporation with respect to such PTIs, if required, up to an aggregate liquidation amount of PTIs of $600 million, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments (including post-effective amendments) to said Registration Statement.

And such persons hereby ratify and confirm all that any said attorney-in-fact and agent, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this April 2, 1998.


Name/Signature                   Capacity
--------------                   --------

/s/THOMAS H. O'BRIEN             Chairman, Chief Executive Officer and Director
--------------------------
Thomas H. O'Brien

/s/PAUL W. CHELLGREN             Director
--------------------------
Paul W. Chellgren

/s/ROBERT N. CLAY                Director
--------------------------
Robert N. Clay

/s/GEORGE A. DAVIDSON, JR.       Director
--------------------------
George A. Davidson, Jr.

/s/DAVID F. GIRARD-diCARLO       Director
--------------------------
David F. Girard-diCarlo

/s/C. G. GREFENSTETTE            Director
--------------------------
C. G. Grefenstette

/s/WILLIAM R. JOHNSON            Director
--------------------------
William R. Johnson

/s/BRUCE C. LINDSAY              Director
--------------------------
Bruce C. Lindsay

/s/THOMAS MARSHALL               Director
--------------------------
Thomas Marshall

/s/W. CRAIG McCLELLAND           Director
--------------------------
W. Craig McClelland

/s/JANE G. PEPPER                Director
--------------------------
Jane G. Pepper

/s/JACKSON H. RANDOLPH           Director
--------------------------
Jackson H. Randolph

/s/JAMES E. ROHR                 President and Director
--------------------------
James E. Rohr

/s/RODERIC H. ROSS               Director
--------------------------
Roderic H. Ross

/s/VINCENT A. SARNI              Director
--------------------------
Vincent A. Sarni

/s/GARRY J. SCHEURING            Director
--------------------------
Garry J. Scheuring

/s/RICHARD P. SIMMONS            Director
--------------------------
Richard P. Simmons

/s/THOMAS J. USHER               Director
--------------------------
Thomas J. Usher

/s/MILTON A. WASHINGTON          Director
--------------------------
Milton A. Washington

/s/HELGE H. WEHMEIER             Director
--------------------------
Helge H. Wehmeier